UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Item 1. Report to Shareholders

New Jersey Tax-Free Bond Fund	February 28, 2018

The views and opinions in this report were current as of February 28, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced moderate gains but outperformed taxable bonds as Treasury interest rates increased in the 12-month period ended February 28, 2018. The Bloomberg Barclays Municipal Bond Index returned 2.50% versus 0.51% for the Bloomberg Barclays U.S. Aggregate Bond Index. Throughout most of our fiscal year, municipal securities were supported by strong demand and limited issuance. However, there was a surge of new supply in late 2017, as municipalities accelerated issuance amid uncertainty surrounding tax reform and its possible impact on municipal bonds. The New Jersey Tax-Free Bond Fund produced positive results for the annual period and outperformed its peer group.

ECONOMY AND INTEREST RATES

According to the most recent estimate, the U.S. economy expanded at a solid 2.5% annual rate in the fourth quarter of 2017, in line with the average over the first three quarters of the year. The U.S. labor market has been healthy, with the national unemployment rate holding at a 17-year low of 4.1% in the last few months. Inflation, while still low, is rising from its mid-2017 low, and is likely to increase further in 2018 amid rising wages and expectations for stronger economic growth.

Citing the strengthening labor market and expectations that inflation would move higher over the medium term, the Federal Reserve raised short-term interest rates three times over the last year, lifting the federal funds target rate to a range of 1.25% to 1.50% by the end of February 2018. After our reporting period ended, the Fed raised rates again at its March 20–21 monetary policy meeting; the central bank is expected to raise rates at least two more times in 2018. Additionally, in October 2017, the Fed began the process of slowly unwinding its $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis, by slowing reinvestment of principal payments from its holdings.

In the closing months of our reporting period, the 10-year Treasury note yield climbed to a four-year high in anticipation of faster economic growth and higher inflation stemming from tax cuts, increased government spending, and stronger wage growth. Yields on short- and intermediate-term municipal securities also increased over the last year, as the Fed continued to gradually reverse its highly accommodative monetary policy. Long-term yields rose only slightly as the yields on 30-year municipal bonds rated AAA were virtually unchanged from 12 months ago. The result was a flatter municipal yield curve. At the end of February, high-quality 30-year muni yields were modestly lower than the 30-year Treasury yield but still offer relative value for many fixed income investors on an after-tax basis.

As an illustration of their relative attractiveness, on February 28, 2018, the 3.06% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 98% of the 3.13% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act (ACA), the top marginal federal tax rate (after tax reform) stood at 40.8%. An investor in this tax bracket would need to invest in a taxable bond of similar credit quality and maturity yielding about 5.17% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00–0.408, or 0.592.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 for married couples filing jointly or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, which reflects the changes in the 2017 tax reform legislation, an investor in the 32% federal tax bracket would need to purchase a taxable security yielding 7.4% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	22.0%	24.0%	32.0%	35.8%**	38.8%**	40.8%**
1.0%	1.3%	1.3%	1.5%	1.6%	1.6%	1.7%
1.5	1.9	2.0	2.2	2.3	2.5	2.5
2.0	2.6	2.6	2.9	3.1	3.3	3.4
2.5	3.2	3.3	3.7	3.9	4.1	4.2
3.0	3.8	3.9	4.4	4.7	4.9	5.1
3.5	4.5	4.6	5.1	5.5	5.7	5.9
4.0	5.1	5.3	5.9	6.2	6.5	6.8
4.5	5.8	5.9	6.6	7.0	7.4	7.6
5.0	6.4	6.6	7.4	7.8	8.2	8.4

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

**These federal marginal tax brackets include an additional 3.8% net investment income tax. Some filers in the 24% and 32% brackets may also be affected by the net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

According to The Bond Buyer, total municipal bond issuance in 2017 was approximately $436 billion, about 3% lower than 2016’s record total. Supply spiked in the fourth quarter as issuers rushed to bring new deals ahead of any potential tax law changes, but mostly positive fund flows helped absorb the new supply. The quarter was marked by concerns that the new tax law would no longer allow the tax-exempt issuance of private activity bonds (PABs), which can be used to fund projects such as hospitals and airports. Ultimately, the new tax law eliminated advance refundings, which had allowed issuers to refinance existing debt with new bonds, but PAB issuers retained their ability to issue tax-exempt debt. Issuance in the first two months of 2018 was meager because municipalities had accelerated a substantial amount of planned 2018 issuance into late 2017.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments, in general, have been cautious about adding to indebtedness since the 2008–2009 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past.

Bonds from some troubled municipal issuers, such as Illinois and New Jersey, outperformed the broad municipal market over the last 12 months, as their higher yields attracted investors. In October, Illinois issued a total of $6 billion of new bonds to help pay a portion of the backlog of bills it ran up during its multiyear budget standoff that was finally resolved in July 2017. Illinois has the lowest credit rating of any state and was teetering on the verge of a downgrade to the below investment-grade category before passing a budget.

Puerto Rico’s debt remained under pressure and its long path to recovery was derailed by the catastrophic damage caused by Hurricane Maria last September. Even before the storm, Puerto Rico was in bankruptcy as the financial oversight board had filed petitions with the U.S. District Court seeking help with what could amount to the largest restructuring of municipal debt in U.S. history.

Longer-term municipal bonds outperformed shorter-term securities over the year, and lower-quality debt generally outpaced higher-quality issues as investors sought higher yields. Most major segments of the municipal market generated positive returns. Revenue bonds outperformed general obligation debt, but prerefunded bonds were flat as price declines accompanying rising short-term yields offset income. All subsectors of investment-grade revenue bonds produced positive returns, led by industrial/pollution control, hospital, and leasing revenue debt, while the special tax and power subsectors lagged the broader index. High yield tobacco debt outperformed other municipal segments, returning more than 7% during our fiscal year.

NEW JERSEY MARKET NEWS

New Jersey benefits from a diverse economy and a wealthy population. In the third quarter of 2017, the state had per capita personal income of $63,047, which was 125% of the national average and the third highest among the states. Meanwhile, the Garden State’s unemployment rate was 4.1% in December 2017, slightly better than the 4.2% posted a year earlier and in line with the national rate. Employment growth in New Jersey over the past year, at 0.6%, has lagged the 1.3% national average.

Estimated results for the fiscal year ended June 30, 2017, show that total state revenues increased by 2.1%, while expenditures increased by 1.9%, resulting in a narrow ending fund balance of $435 million (or just 1.2% of appropriations). The state experienced a surge in revenue collections during the first half of fiscal year 2018 (through December 31, 2017) due in part to federal tax reform, as individuals tried to realize discretionary income in 2017. Nevertheless, a revenue gap persists for the current fiscal year.

New Jersey continues to experience significant challenges making adequate pension contributions. State contributions have ramped up significantly, from $893 million in 2015 to $2.5 billion in 2018. Despite the increase, the 2018 contribution is just 50% of actuarial recommendations. Over time, increasing annual pension contributions could improve the position of the state’s pension plans; however, this could also add further pressure to an already stressed budget. The state’s net pension liability (including all major plans) was $168.2 billion as of July 1, 2016, generating a low funded ratio of 31%. New Jersey’s aggregate OPEB liability is high at $84 billion and is completely unfunded.

The state has $39.2 billion of net tax-supported debt outstanding, of which $2 billion (5.1%) is general obligation debt and $37.2 billion (94.9%) is state appropriated. New Jersey is the fourth most heavily indebted state and ranks fourth for debt per capita at $4,388 and debt as a percentage of personal income at 7.3%, according to Moody’s 2017 State Debt Medians Report.

New Jersey’s GO debt is rated A3 by Moody’s Investors Service, A- by S&P, and A by Fitch. All three rating agencies currently have stable outlooks on their respective ratings. Lease-appropriated debt is typically rated at least one notch below the GO rating.

The state also faces the burden of helping Atlantic City resolve its own financial pressures. Atlantic City’s general obligation debt is rated Caa3 (positive outlook) by Moody’s and was recently upgraded to CCC+ (stable) by S&P. The state of New Jersey has provided a $73 million bridge loan to the city, according to Moody’s. The loan should help the city turn around its fiscal position and guarantees the local school district will receive its full tax payments from the city. Without the loan, there was a high probability that the city would default on its debt payments. The New Jersey Tax-Free Bond Fund has no direct exposure to Atlantic City.

PORTFOLIO REVIEW

The New Jersey Tax-Free Bond Fund returned 2.95% for the 12 months ended February 28, 2018, outperforming the 2.30% return of its Lipper peer group average. (Performance varies for the I Class shares, reflecting their different fee structure.) The Bloomberg Barclays Municipal Bond Index, which tracks the broader tax-free bond market, posted a return of 2.50%. The fund lost ground over the second half of the fiscal year but held up better than its peer group.

Relative to the national benchmark, our overweights in revenue bonds and security selection in the health care and transportation sectors were the largest contributors to results over the one-year period. Our overweight in prerefunded bonds detracted from relative returns.

Over a longer time horizon, the fund’s performance versus its peers is solid, placing it in the top quartile in the trailing five-year period. Based on cumulative total return, Lipper ranked the New Jersey Tax-Free Bond Fund 28 of 49, 19 of 48, 10 of 44, and 10 of 39 funds in the New Jersey municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended February 28, 2018, respectively. (Past performance cannot guarantee future results.)

In terms of yield curve positioning, we maintained an overweight to bonds with maturities of 10 years and longer relative to the Bloomberg Barclays benchmark, and this positioning aided the portfolio as the yields of longer-maturity bonds rose less than shorter maturities during the 12-month period. The fund’s weighted average maturity shortened over the past year while the duration lengthened from 4.4 years to 4.7 years; our analysis shows that our duration is slightly shorter than our peer group average and the national index. We believe this positioning provides some protection against a higher rate environment, while our overweight in the long end of the curve offers the potential for higher income.

We added some bonds backed by state appropriations to our portfolio during the period, as we believed the valuations were more attractive than other New Jersey tax-exempt securities. However, given the state’s ongoing fiscal problems, our direct exposure to the state of New Jersey remains well below that of our peer group. This positioning reflects our longstanding concerns about the state’s underfunded pension system and persistent budgetary pressures despite improved revenues. Although the state has taken some recent steps toward addressing its problems, including raising the gas tax and dedicating a portion of lottery revenues to pension funding, we believe further action is still needed to strengthen New Jersey’s finances.

New Jersey’s debt outperformed the national index during the 12-month period as investors sought out higher-yielding bonds; however, we believe our positioning will benefit the portfolio over the long run as the market increasingly prices in risks from pension underfunding and the state’s challenges in funding other fiscal liabilities.

Health care remained our largest sector position in absolute terms and one of the largest, along with education, relative to the benchmark; however, the percentage of the portfolio’s net assets invested in the sector decreased over the past six months. As we noted in our previous report, consolidation continues to be a theme in the health care sector in New Jersey as recent mergers of hospital systems provide greater operational efficiency but decrease diversification opportunities for the fund. The fund’s notable purchases during the period included bonds from Inspira Health and Stevens Institute. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our overweight position in prerefunded bonds weighed on relative results as the sector underperformed for the 12-month period. Our allocation to the sector rose over the past year as some of our holdings were refinanced by their issuers and recategorized into this sector. Prerefunded bonds provide the fund with another source of liquidity in addition to cash, which we believe is appropriate within the current rate environment, and leaves us well positioned to take advantage of the possibility of further interest rate increases.

Our purchases during the period were focused on bonds rated BBB. We continue to overweight bonds in the lower investment-grade tiers—bonds with A and BBB ratings—as well as below investment-grade and unrated debt as we believe these are areas where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. The fund remained underweight in AA debt.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainty around the long-term impacts of tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, we believe fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class. As the Fed continues on the path to interest rate normalization, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income. We expect any potential Fed rate increases to be gradual and believe that we could remain in a relatively low rate environment for some time.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the 2008–2009 financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the fund’s Investment Advisory Committee

March 21, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2018, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 2/28/18	2/28/17	2/29/16	2/28/15	2/28/14
NET ASSET VALUE					
Beginning of period	$ 11.87	$ 12.20	$ 12.18	$ 11.75	$ 12.31
Investment activities					
Net investment income(1)	0.38(2)	0.38	0.40	0.42	0.43
Net realized and unrealized gain / loss	(0.03)	(0.33)	0.02	0.43	(0.56)
Total from investment activities	0.35	0.05	0.42	0.85	(0.13)
Distributions					
Net investment income	(0.38)	(0.38)	(0.40)	(0.42)	(0.43)
Net realized gain	–(3)	–	–(3)	–	–(3)
Total distributions	(0.38)	(0.38)	(0.40)	(0.42)	(0.43)
NET ASSET VALUE					
End of period	**$ 11.84**	**$ 11.87**	**$ 12.20**	**$ 12.18**	**$ 11.75**

Ratios/Supplemental Data

Total return(4)	**2.95%(2)**	**0.41%**	**3.54%**	**7.32%**	**(0.98)%**
Ratio of total expenses to average net assets	0.54%(2)	0.52%	0.52%	0.51%	0.52%
Ratio of net investment income to average net assets	3.16%(2)	3.15%	3.33%	3.50%	3.64%
Portfolio turnover rate	7.6%	10.0%	7.5%	6.9%	16.8%
Net assets, end of period (in thousands)	$ 410,528	$ 371,098	$ 369,051	$ 339,072	$ 295,959

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes fund level expenses waived ratably across all classes in accordance with SEC rules.
(3) Amounts round to less than $0.01 per share.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

I Class

	7/6/17[1] Through 2/28/18
NET ASSET VALUE	
Beginning of period	$ 11.98
Investment activities	
Net investment income[2]	0.25[3]
Net realized and unrealized gain / loss	(0.14)
Total from investment activities	0.11
Distributions	
Net investment income	(0.25)
Net realized gain	–[4]
Total distributions	(0.25)
NET ASSET VALUE	
End of period	**$ 11.84**

Ratios/Supplemental Data

Total return[5]	**0.96%[3]**
Ratio of total expenses to average net assets	0.44%[3][6]
Ratio of net investment income to average net assets	3.27%[3][6]
Portfolio turnover rate	7.6%
Net assets, end of period (in thousands)	$ 254

(1) Inception date
(2) Per share amounts calculated using average share outstanding method.
(3) See Note 5. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through 6/30/19.
(4) Amounts round to less than $0.01 per share.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming the reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.0%		
NEW JERSEY 88.1%		
Burlington County Bridge Commission, GO, 4.00%, 10/1/29	1,470	1,548
Burlington County Bridge Commission, GO, 5.00%, 10/1/23	1,200	1,369
Burlington County Bridge Commission, GO, 5.00%, 10/1/24	1,000	1,147
Burlington County Bridge Commission, GO, 5.00%, 10/1/25	585	670
Burlington County Bridge Commission, GO, 5.00%, 10/1/27	1,000	1,163
Burlington County Bridge Commission, GO, 5.00%, 10/1/28	1,280	1,480
Burlington County Bridge Commission, Gov't. Loan Program Series A, GO, 5.00%, 12/1/24	700	791
Burlington County Bridge Commission, Gov't. Loan Program Series A, GO, 5.00%, 12/1/29	300	338
Burlington County Bridge Commission Economic Dev., The Evergreens, 5.625%, 1/1/38	2,550	2,334
Cape May, PCR, Atlantic City Electric, 6.80%, 3/1/21 (1)	1,520	1,699
Essex County Improvement Auth., GO, 5.50%, 10/1/27 (1)	2,205	2,715
Essex County Utilities Auth., Solid Waste, GO, 5.00%, 4/1/20 (2)	1,000	1,036
Garden State Preservation Trust, Farmland, Series A 5.75%, 11/1/28 (3)	1,000	1,183
Garden State Preservation Trust, Space & Farmland, Series C 5.25%, 11/1/21 (3)	1,400	1,552
Gloucester County Improvement Auth., Rowan Univ., Series A 5.00%, 11/1/28 (3)	1,750	2,014
Gloucester County Improvement Auth., Rowan Univ., Series A 5.00%, 11/1/29 (3)	1,285	1,472
Hudson County Improvement Auth., 830 Bergen Ave., GO 5.00%, 11/15/31	1,260	1,389
Hudson County Improvement Auth., Solid Waste, Series A, GO 5.75%, 1/1/35	2,000	2,141
Hudson County Improvement Auth., Vocational Technical Schools, 5.25%, 5/1/51	7,000	7,916

New Jersey Economic Dev. Auth., Goethals Bridge 5.00%, 1/1/31 (3)(6)	1,500	1,674
New Jersey Economic Dev. Auth., Goethals Bridge 5.125%, 1/1/34 (6)	2,035	2,237
New Jersey Economic Dev. Auth., Goethals Bridge 5.375%, 1/1/43 (6)	2,150	2,374
New Jersey Economic Dev. Auth., Gov't. Buildings, Series A 5.00%, 6/15/42	2,000	2,109
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	190	201
New Jersey Economic Dev. Auth., Lions Gate, 4.00%, 1/1/20	200	204
New Jersey Economic Dev. Auth., Lions Gate, 4.875%, 1/1/29	910	938
New Jersey Economic Dev. Auth., Lions Gate, 5.25%, 1/1/44	2,470	2,533
New Jersey Economic Dev. Auth., Middlesex Water, Series A IDRB, 5.00%, 10/1/23	1,210	1,371
New Jersey Economic Dev. Auth., Middlesex Water, Series C IDRB, 4.25%, 10/1/47 (6)	1,500	1,519
New Jersey Economic Dev. Auth., Motor Vehicle, Series A 5.25%, 7/1/26 (1)(7)	190	230
New Jersey Economic Dev. Auth., Motor Vehicle, Unrefunded Balance, Series A, 5.25%, 7/1/26 (1)	810	913
New Jersey Economic Dev. Auth., Motor Vehicle Surcharges Series A, 4.00%, 7/1/32	4,000	3,991
New Jersey Economic Dev. Auth., Motor Vehicle Surcharges Series A, 5.00%, 7/1/33	1,000	1,076
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/37 (6)	1,200	1,298
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/47 (6)	2,175	2,334
New Jersey Economic Dev. Auth., Provident Group-Montclair Univ. Student Housing, 5.00%, 6/1/37 (3)	1,000	1,114
New Jersey Economic Dev. Auth., Provident Group-Montclair Univ. Student Housing, 5.00%, 6/1/42 (3)	3,250	3,597

New Jersey Economic Dev. Auth., Provident Group-Montclair Univ. Student Housing, Series A, 5.875%, 6/1/42 (Prerefunded 6/1/20) (4)	1,250	1,367
New Jersey Economic Dev. Auth., Provident Group-Rowan Univ. Student Housing, Series A, 5.00%, 1/1/48	2,905	3,063
New Jersey Economic Dev. Auth., School Fac. Construction Series DDD, 5.00%, 6/15/35	1,000	1,062
New Jersey Economic Dev. Auth., School Fac. Construction Series DDD, 5.00%, 6/15/42	2,250	2,357
New Jersey Economic Dev. Auth., School Fac. Construction Series GG, 5.25%, 9/1/26	1,170	1,235
New Jersey Economic Dev. Auth., School Fac. Construction Unrefunded Balance, Series W, 5.00%, 3/1/19 (Prerefunded 3/1/18) (4)	20	20
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 6/1/32	2,250	2,601
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 6/1/32 (Prerefunded 6/1/22) (4)	3,760	4,237
New Jersey Economic Dev. Auth., UMM Energy Partners Series A, 5.00%, 6/15/37 (6)	1,645	1,703
New Jersey Economic Dev. Auth., UMM Energy Partners Series A, 5.125%, 6/15/43 (6)	1,500	1,557
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.125%, 9/15/23 (6)	1,000	1,103
New Jersey Economic Dev. Auth., United/Continental Airlines Series B, IDRB, 5.625%, 11/15/30 (6)	1,000	1,131
New Jersey Economic Dev. Auth., United Methodist Homes 5.00%, 7/1/34	2,000	2,099
New Jersey Economic Dev. Auth., United Methodist Homes Series A, 5.00%, 7/1/29	1,500	1,614
New Jersey EFA, Higher Ed. Fac. Trust Fund, GO, 5.00%, 6/15/26	2,230	2,413
New Jersey EFA, Institute of Technology, Series H 5.00%, 7/1/31	2,630	2,790
New Jersey EFA, Kean Univ., Series A, 5.50%, 9/1/36 (Prerefunded 9/1/19) (4)	5,025	5,310
New Jersey EFA, Kean Univ., Series H, 5.00%, 7/1/28 (3)	2,000	2,264

New Jersey EFA, Montclair State Univ., Series A, 5.00%, 7/1/32	2,510	2,839
New Jersey EFA, Montclair State Univ., Series A, 5.00%, 7/1/39	3,275	3,634
New Jersey EFA, Montclair State Univ., Series D, 5.00%, 7/1/34	2,090	2,337
New Jersey EFA, Montclair State Univ., Series D, 5.00%, 7/1/36	1,000	1,111
New Jersey EFA, Princeton Univ., Series A, 4.00%, 7/1/28	2,000	2,172
New Jersey EFA, Princeton Univ., Series A, 5.00%, 7/1/26	3,500	4,207
New Jersey EFA, Richard Stockton College, Series A 5.375%, 7/1/38 (Prerefunded 7/1/18) (4)	1,000	1,013
New Jersey EFA, Rowan Univ., Series C, 5.00%, 7/1/26 (3)	1,250	1,458
New Jersey EFA, Rowan Univ., Series C, 5.00%, 7/1/27 (3)	2,000	2,309
New Jersey EFA, Seton Hall Univ., Series D, 5.00%, 7/1/33	500	554
New Jersey EFA, Seton Hall Univ., Series D, 5.00%, 7/1/38	500	551
New Jersey EFA, Seton Hall Univ., Series D, 5.00%, 7/1/42	2,500	2,792
New Jersey EFA, Stevens Institute of Technology, Series A 5.00%, 7/1/35	1,000	1,123
New Jersey EFA, Stevens Institute of Technology, Series A 5.00%, 7/1/36	1,640	1,838
New Jersey EFA, Stevens Institute of Technology, Series A 5.00%, 7/1/37	2,000	2,237
New Jersey EFA, Stevens Institute of Technology, Series A 5.00%, 7/1/47	1,600	1,772
New Jersey EFA, Stockton Univ., Series A, 5.00%, 7/1/35 (3)	2,000	2,220
New Jersey EFA, The College of New Jersey, Series F 4.00%, 7/1/35	1,000	1,024
New Jersey EFA, The College of New Jersey, Series G 5.00%, 7/1/30	3,180	3,567
New Jersey EFA, Univ. of Medicine & Dentistry, Series B 7.50%, 12/1/32 (Prerefunded 6/1/19) (4)	2,150	2,305
New Jersey HCFFA, AHS Hosp., 4.00%, 7/1/41	2,000	2,013
New Jersey HCFFA, AHS Hosp., 6.00%, 7/1/37 (Prerefunded 7/1/21) (4)	1,000	1,136
New Jersey HCFFA, AHS Hosp., Series A, 5.00%, 7/1/27 (Prerefunded 7/1/18) (4)	2,390	2,419

New Jersey HCFFA, Princeton Healthcare, Series A 5.00%, 7/1/28	1,720	1,974
New Jersey HCFFA, Princeton Healthcare, Series A 5.00%, 7/1/39	2,000	2,186
New Jersey HCFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/31 (Prerefunded 1/1/20) (4)	5,400	5,716
New Jersey HCFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/39	1,500	1,653
New Jersey HCFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/43	3,650	4,009
New Jersey HCFFA, Saint Joseph's Healthcare, 5.00%, 7/1/31	2,200	2,400
New Jersey HCFFA, Saint Joseph's Healthcare, 5.00%, 7/1/41	3,000	3,202
New Jersey HCFFA, Saint Luke's Warren Hosp., 5.00%, 8/15/34	2,290	2,482
New Jersey HCFFA, Univ. Hosp., Series A, 5.00%, 7/1/46 (3)	3,500	3,834
New Jersey HCFFA, Virtua Health, 5.00%, 7/1/29	1,000	1,102
New Jersey HCFFA, Virtua Health, 5.75%, 7/1/33	2,755	2,893
New Jersey HCFFA, Virtua Health, Series B, VRDN 1.00%, 7/1/43	3,000	3,000
New Jersey HCFFA, Virtua Health, Series C, VRDN 1.00%, 7/1/43	3,450	3,450
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series 1, 5.00%, 12/1/21 (6)	1,555	1,692
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series 1A, 5.00%, 12/1/26 (6)	1,500	1,668
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series 1B, 4.75%, 12/1/43 (6)	1,000	1,041
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 5.625%, 6/1/30	2,000	2,081
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 6.125%, 6/1/30 (2)(6)	975	982
New Jersey Housing & Mortgage Fin. Agency, Single-Family Series CC, 5.00%, 10/1/37	800	810
New Jersey Institute of Technology, Series A, 5.00%, 7/1/40	3,500	3,923

Delaware River Joint Toll Bridge Commission, Series A 5.00%, 7/1/24	1,000	1,114
Delaware River Joint Toll Bridge Commission, Series A 5.00%, 7/1/25	1,000	1,113
Delaware River Joint Toll Bridge Commission, Series A 5.00%, 7/1/26	500	555
Delaware River Port Auth. of Pennsylvania & New Jersey 5.00%, 1/1/40	4,000	4,402
Delaware River Port Auth. of Pennsylvania & New Jersey Series E, 5.00%, 1/1/40	2,095	2,206
		15,195
DELAWARE 1.6%		
Delaware River & Bay Auth., Series A, 5.00%, 1/1/44	2,000	2,195
Delaware River & Bay Auth., Series C, 5.00%, 1/1/28	4,000	4,482
		6,677
VIRGIN ISLANDS 0.4%		
Virgin Islands PFA, 6.75%, 10/1/37	600	363
Virgin Islands PFA, Series A-1, 5.00%, 10/1/39	1,000	690
Virgin Islands PFA, Series B, 5.00%, 10/1/25	1,040	731
		1,784
GUAM 0.4%		
Guam, Gov't. Obligation, Section 30, Series A, 5.75%, 12/1/34 (Prerefunded 12/1/19) (4)	1,500	1,609
		1,609
Total Municipal Securities (Cost $397,971)		406,719
Total Investments in Securities 99.0% of Net Assets (Cost $397,971)		**$ 406,719**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Insured by Assured Guaranty U.S. Holdings

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $397,971)	$ 406,719
Interest receivable	4,301
Receivable for shares sold	931
Receivable for investment securities sold	205
Cash	68
Due from affiliates	8
Other assets	50
Total assets	412,282
Liabilities	
Payable for shares redeemed	1,122
Investment management fees payable	122
Due to affiliates	14
Other liabilities	242
Total liabilities	1,500
NET ASSETS	$ 410,782
Net Assets Consist of:	
Undistributed net investment income	$ 80
Accumulated undistributed net realized loss	(1,455)
Net unrealized gain	8,748
Paid-in capital applicable to 34,687,297 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	403,409
NET ASSETS	$ 410,782
NET ASSET VALUE PER SHARE	
Investor Class	
($410,528,575 / 34,665,872 shares outstanding)	$ 11.84
I Class	
($253,666 / 21,425 shares outstanding)	$ 11.84

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds. The corporation, organized as a Maryland corporation, and the fund are the successors to the T. Rowe Price State Tax-Free Income Trust and its corresponding sub-trust pursuant to an agreement and plan of reorganization for a change in domicile, effective October 30, 2017. Prior to October 30, 2017, the corporation was organized as a Massachusetts business trust. The reorganization and redomiciliation had no effect on the fund’s investment objective and strategies or on the fund’s net assets. The fund has two classes of shares: the New Jersey Tax-Free Bond Fund (Investor Class) and the New Jersey Tax-Free Bond Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On February 28, 2018, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the year ended February 28, 2018.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $73,033,000 and $28,878,000, respectively, for the year ended February 28, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over-distribution of taxable income not deemed a return of capital for tax purposes. For the year ended February 28, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2018 and February 28, 2017, were characterized for tax purposes as follows:

At February 28, 2018, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended February 28, 2018, the fund utilized $121,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until June 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $104,000 of expenses were waived/paid by Price Associates during the year ended February 28, 2018 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2018, expenses incurred pursuant to these service agreements were $85,000 for Price Associates and $77,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates on the accompanying Statement of Assets and Liabilities.

As of February 28, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 20,868 shares of the I Class, representing 97% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $3,900,000 and $6,550,000, respectively, with net realized gain of $0 for the year ended February 28, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price State Tax-Free Funds, Inc. and
Shareholders of T. Rowe Price New Jersey Tax-Free Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price New Jersey Tax-Free Bond Fund (one of the funds constituting T. Rowe Price State Tax-Free Funds, Inc., hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 18, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 2/28/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$17,000 from short-term capital gains

●	$12,226,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore*	President, Radian Guaranty (2008 to 2017); Member, Bazemore
(1959)	Consulting LLC (2018 to present); Chimera Investment Corporation
2018	(2017 to present); Federal Home Loan Bank of Pittsburgh
[191]	(2017 to present)

Ronald J. Daniels*	President, The Johns Hopkins University(b) and Professor, Political
(1959)	Science Department, The Johns Hopkins University (2009 to
2018	present); Director, Lyndhurst Holdings (2015 to present)
[191]

Anthony W. Deering**	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	2017); Director and Advisory Board Member, Deutsche Bank North
1986	America (2004 to 2017); Director, Vornado Real Estate Investment
[0]	Trust (2004 to 2012); Director, Under Armour (2008 to 2017);
Director, Brixmor Real Estate Investment Trust (2012 to 2017)

Bruce W. Duncan	Chief Executive Officer and Director (January 2009 to December
(1951)	2016), Chairman of the Board (January 2016 to present), and
2013	President (January 2009 to September 2016), First Industrial Realty
[191]	Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to
September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present);
Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to January 2016)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President, American Economic Association
(2015 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present);
Director, Hilton Worldwide (2013 to present); Director, Hudson
Pacific Properties (2014 to 2016); Director, Invitation Homes
(2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
**Mr. Deering served as an independent director of the Price Funds until November 17, 2017.
(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)William J. Stromberg, president and CEO of T. Rowe Price Group, Inc., which is the parent company of the Price Funds’ investment adviser, has served on the Board of Trustees of The Johns Hopkins University since 2014 and is a member of The Johns Hopkins University Board’s Compensation Committee.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; Vice President,
2015	State Tax-Free Income Trust
[56]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State
Tax-Free Funds, Inc.	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marianna Korpusova, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, The University of
Chicago (to 2014)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer and Vice
President, T. Rowe Price Group, Inc.; Vice
President, T. Rowe Price and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Chen Shao (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,160,000 and $1,840,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	April 18, 2018